As filed with the Securities and Exchange Commission on June 26, 2009

1933 Act:   Registration No.    33-2524
1940 Act:   Registration No.  811-4448

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. ___ [   ]
Post-Effective Amendment No. 54 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 47 [X]

UBS MASTER SERIES, INC.
[Exact Name of Registrant as Specified in Charter]
51 West 52nd Street
New York, New York 10019-6114
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 882-5000

MARK F. KEMPER, ESQ.
UBS Global Asset Management (AMERICAS) Inc.
51 West 52nd Street
New York, New York 10019-6114
(Name and Address of Agent for Service)

Copies to:
JACK W. MURPHY, ESQ.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[     ]  Immediately upon filing pursuant to Rule 485(b)
[ X ]  On June 29, 2009, pursuant to Rule 485(b)
[     ]  60 days after filing pursuant to Rule 485(a)(1)
[     ]  On ________________, pursuant to Rule 485(a)(1)
[     ]  75 days after filing pursuant to Rule 485(a)(2)
[     ]  On ________________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[     ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Class A, B and C Shares of Common Stock of UBS Money Market Fund.

UBS Money Market Fund
Prospectus

June 29, 2009

This prospectus offers Class A, Class B and Class C shares of UBS Money Market Fund solely through exchange for shares of the corresponding class of other Family Funds (as defined herein). As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

UBS Money Market Fund

Contents

The fund
What every investor should know about the fund

Investment objective, strategies and risks	1
Performance	3
Expenses and fee tables	5
More about risks and investment strategies	7

Your investment
Information for managing your fund account

Managing your fund account	10
—Flexible pricing
—Buying shares
—Selling shares
—Exchanging shares
—Transfer agent
—Transfer of account limitations
—Additional information about your account
—Market timing
—Pricing and valuation

Additional information
Additional important information about the fund

Management	19
Dividends and taxes	20
Disclosure of portfolio holdings	21
Financial highlights	22
Where to learn more about UBS mutual funds	Back cover

The fund is not a complete or balanced investment program.

UBS Global Asset Management

UBS Money Market Fund

Investment objective, strategies and risks

Fund objective
Maximum current income consistent with liquidity and conservation of capital.

Principal investment strategies
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the fund’s investment advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks
An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk free. The principal risks presented by an investment in the fund are:

•	Credit risk—Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

•	Interest rate risk—The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates.

•	Foreign investing risk—The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

•	Government securities risk—There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have

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the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

•	Liquidity risk—Although the fund primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

More information about risks of an investment in the fund is provided below in “More about risks and investment strategies.”

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UBS Money Market Fund

Performance

Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The bar chart shows Class B shares because they have the longest performance history of any class of fund shares. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over various time periods for each class of the fund’s shares. That table does reflect fund sales charges.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return on Class B shares

Total return January 1 to March 31, 2009–0.00% (Actual total return was 0.0027%)
Best quarter during years shown: third quarter, 2000–1.29%
Worst quarter during years shown: first quarter, 2003–0.03%

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Average annual total returns
 (for the periods ended December 31, 2008)

	Class A	Class B*	Class C
Class (inception date)	(07/01/91)	(09/26/86)	(07/14/92)

One year	1.53%	(3.98)%	0.02%
Five years	2.29	1.40	1.77
Ten years	2.53	2.22	2.01

*	Assumes conversion of Class B shares to Class A shares after six years.

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Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares)

	Class A	Class B	Class C

Maximum front-end sales charge (load) imposed on purchases (as a % of the offering price)*	None	None	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering price or the redemption price)*	None	5%	1%
Exchange fee	None	None	None

Annual fund operating expenses (expenses that are deducted from fund assets)**

	Class A	Class B	Class C

Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	0.75	0.75
Other expenses***	0.75	0.81	0.76

Total annual fund operating expenses	1.50	2.06	2.01
Management fee waiver/expense reimbursements****	0.55	0.61	0.56

Net expenses****	0.95	1.45	1.45

*	Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares (including purchases through exchanges). UBS Financial Services Inc. currently charges a fee of $5.25 as of the date of this prospectus. Also, you may have to pay a 1.00% deferred sales charge when you sell Class A shares of the fund under certain circumstances (see the discussion under the section titled “Managing your fund account—Class A shares” for additional information).
**	Please note that the annual fund operating expenses presented are based on the fund’s average net assets during the fund’s most recent fiscal year. As the fund’s current net assets become higher or lower than the average during the fund’s most recent fiscal year, total annual fund operating expenses may become lower or higher, respectively, than those presented, subject to the fee waiver/expense reimbursement agreement discussed further below.
***	Includes the fund’s share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund. Also includes the fees associated with the US Treasury’s Temporary Guarantee Program for Money Market Funds, which terminates on September 18, 2009.

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****	The fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s ordinary net expenses through June 30, 2010 (excluding interest expense, if any, and extraordinary items) would not exceed the following: Class A, 0.95%, Class B, 1.45%, and Class C, 1.45%. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund’s expenses in any of those three years to exceed this expense cap. In addition, UBS Global AM may voluntarily undertake to waive fees and/or reimburse expenses further in the event that fund yields drop below a certain level. As a result of a prior written fee waiver/expense reimbursement agreement and additional, voluntary waivers/reimbursements, the actual ratios of expenses to average net assets, net of fee waivers and/or expense reimbursements, for the fund’s most recent fiscal year ended February 28, 2009, were as follows: Class A, 0.50%; Class B, 1.04%; and Class C, 1.02%. The “Financial Highlights” section below contains further information.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain at the levels shown in the table above, except for the period when the fund’s expenses are lower due to its fee waiver/expense reimbursement agreement with UBS Global AM.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A	$97	$418	$762	$1,733
Class B (assuming sales of all shares at end of period)	648	885	1,248	2,055	**
Class B (assuming no sales of shares)	148	585	1,048	2,055	**
Class C (assuming sales of all shares at end of period)	248	574	1,027	2,283
Class C (assuming no sales of shares)	148	574	1,027	2,283

*	The costs under the 1 year estimate reflect a fee waiver/expense reimbursement agreement between UBS Global AM and the fund to limit the fund’s ordinary total annual operating expenses to the net expense level shown in the fee table. The costs under the 3, 5 and 10 year estimates assume that the fee waiver/expense reimbursement agreement is in effect only for the first year. As long as a fee waiver/expense reimbursement agreement is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.
**	Reflects conversion to Class A shares after a maximum of 6 years.

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More about risks and investment strategies

Principal risks
The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.

Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.

Foreign investing risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

US Government securities risk. Various types of US government securities have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (also known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (also known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (also known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value

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of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Liquidity risk. The fund primarily invests in a diversified portfolio of high quality money market instruments of governmental and private issuers. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, except to the extent otherwise provided by the Temporary Guarantee Program for Money Market Funds.

Additional risk
Structured security risk. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

Additional information about investment strategies
Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS Global AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

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The fund is currently participating in the Temporary Guarantee Program for Money Market Funds (the “Program”) created by the US Department of the Treasury (the “Treasury”) to address temporary dislocations in credit markets. The Program, which is in effect until September 18, 2009, is designed to provide certain investors with a guarantee of a $1.00 net asset value price per share based on the number of shares held by the investor in the fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if the value of the fund’s assets falls below $0.995 per share, which is called “breaking the buck” (a “Guarantee Event”), and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in the fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in the fund fluctuates over the period of the Program, the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. If an investor closes an account with a fund (or with a financial intermediary through which fund shares are held), any future investment in the fund will not be guaranteed.

In order to participate in the Program through December 18, 2008, the fund paid a one-time non-refundable participation fee, which amounts to 0.01% of the value of the fund’s outstanding shares on September 19, 2008 (valued at $1.00). In order to participate in the Program during each extension period (December 19, 2008 through April 30, 2009, and May 1, 2009 through September 18, 2009, respectively), the fund paid two non-refundable extension participation payments, each amounting to 0.015% of the value of the fund’s outstanding shares on September 19, 2008 (valued at $1.00).

Under the terms of the Program, upon the occurrence of a Guarantee Event, the board must promptly initiate actions necessary under state and federal law to commence the liquidation of the fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per eligible share. Guarantee payments under the Program will be made through the fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund.

Neither this prospectus nor the fund itself is in any manner approved, endorsed, sponsored or authorized by the Treasury.

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UBS Money Market Fund

Managing your fund account

Flexible pricing
The fund offers three classes of shares—Class A, Class B and Class C—solely through exchange for shares of the corresponding class of other Family Funds. “Family Funds” include other UBS funds, UBS PACESM Select funds and other funds for which UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) serves as principal underwriter. No front-end sales charge is imposed when fund shares are acquired through an exchange, and no deferred sales charge is imposed when shares of another Family Fund are exchanged for the fund’s shares.

The fund and the other Family Funds that use the flexible pricing system have adopted rule 12b-1 plans for their Class A, Class B and Class C shares that allow each fund to pay service fees for services provided to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Class A shares
Class A shares have no front-end sales charge because they are acquired through an exchange of Class A shares of certain other Family Funds already owned. Class A shares of other Family Funds generally have a front-end sales charge that is included in the offering price of the Class A shares of the Family Fund originally purchased as described in the prospectus for such Family Fund. This sales charge is paid at the time of the original purchase and not invested in the original Family Fund purchased.

Class A shares of the fund pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

You may have to pay a 1% deferred sales charge when you sell Class A shares of the fund if:

•	The front-end sales charge was waived for the Class A shares you exchanged for fund shares because your initial purchase was $1 million or more; and

•	You sell your Class A shares of the fund within one year of the initial purchase date for the Class A shares that you later exchanged for fund shares.

This deferred sales charge would be 1% of the lesser of the offering price of the Class A shares initially purchased or the net asset value of the Class A shares of the fund at the time of sale. We will not impose the deferred sales charge on Class A shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class A shares under the Automatic Cash Withdrawal Plan.

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Class B shares
Class B shares have a deferred sales charge. When you initially purchase Class B shares of a Family Fund, we invest 100% of your purchase, and no deferred sales charge is imposed when you exchange those shares for Class B shares of the fund. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

The fund’s Class B shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares of the fund. (The length of time you held the shares from which you exchanged into the fund will count towards the specified period.) Class A shares have lower ongoing expenses.

You will pay a deferred sales charge if you sell Class B shares before the end of the specified period. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares initially purchased or the net asset value of the Class B shares of the fund at the time of sale by the percentage shown below:

Sales of fund shares acquired through an exchange for shares of UBS S&P 500 Index Fund

	Percentage (based on amount of
	investment) by which the shares’
	net asset value is multiplied:

		$100,000	$250,000	$500,000
If you sell	Less than	to	to	to
shares within:	$100,000†	$249,999	$499,999	$999,999

1st year since purchase	3%	2%	2%	1%
2nd year since purchase	3	2	1	1
3rd year since purchase	2	1	1	None
4th year since purchase	2	1	None	None
5th year since purchase	1	None	None	None
6th year since purchase	1	None	None	None
7th year since purchase	None	None	None	None

The above schedule applies only if you acquired shares of UBS S&P 500 Index Fund as your original purchase and not through an exchange.

Sales of fund shares acquired through an exchange for shares of any other Family Fund

	Percentage (based on amount of
	investment) by which the shares’
	net asset value is multiplied:

		$100,000	$250,000	$500,000
If you sell	Less than	to	to	to
shares within:	$100,000†	$249,999	$499,999	$999,999

1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4	2	2	1
3rd year since purchase	3	2	1	None
4th year since purchase	2	1	None	None
5th year since purchase	2	None	None	None
6th year since purchase	1	None	None	None
7th year since purchase	None	None	None	None

†	These percentages also apply to purchases of a Family Fund made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

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If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more in your original Family Fund purchase, you should purchase Class A shares, which have lower ongoing expenses.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

•	First, Class B shares representing reinvested dividends, and

•	Second, Class B shares that you have owned the longest.

Class C shares
The fund’s Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you initially purchased the Class C shares that you later exchanged for fund shares. The deferred sales charge will be either 0.75% or 1.00%, depending on the deferred sales charge that would have applied to the initially purchased Class C shares. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% or 1.00% (as applicable) by the lesser of the net asset value of the Class C shares initially purchased or the net asset value of the Class C shares of the fund at the time of sale.

Sales charge waivers for Class A, Class B and Class C shares

Class A, Class B and Class C shares deferred sales charge waivers. The deferred sales charge will be waived for:

•	Redemptions of Class A shares by former holders of Class N shares;

•	Exchanges between Family Funds if purchasing the same class of shares;

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•	Redemptions following the death or disability of the shareholder or beneficial owner;

•	Tax-free returns of excess contributions from employee benefit plans;

•	Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•	Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

• are limited annually to no more than 12% of the original account value;

• are made in equal monthly amounts, not to exceed 1% per month;

• the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•	Redemptions of shares purchased through certain retirement plans; and

•	Redemptions made for distribution from certain retirement plans (accounts).

Note on sales charge waivers for Class B and Class C shares and the Automatic Cash Withdrawal Plan for Class A, Class B and Class C shares

Additional information concerning sales charge reductions and waivers is available in the fund’s SAI. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide certain documentation to UBS Global AM (US) or the funds. You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS Global AM (US) includes:

•	Information or records regarding shares of the fund or other funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•	Any other information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your Financial Advisor or call 1-800-647 1568. If you want information on the fund’s Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the fund’s distribution arrangements and applicable sales charge reductions and waivers is available free of charge on the fund’s Web site at http://www.ubs.com/globalam. The information is presented in a clear and prominent format and you can click on links to see the information.

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Buying shares
You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement by asking your Financial Advisor to exchange shares of another Family Fund for shares of the corresponding class of the fund. Otherwise, you may acquire fund shares by writing to the fund’s transfer agent, as described below, and requesting an exchange of shares of another Family Fund for shares of the corresponding class of the fund.

The fund and UBS Global AM have the right to reject any purchase order and to suspend the offering of the fund’s shares for a period of time or permanently.

Minimum investments:
To open an account	None
To add to an account	None

The fund may impose minimum investment requirements at any time.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase of shares. UBS Financial Services Inc. currently charges a fee of $5.25 as of the date of this prospectus.

Selling shares
You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class B.

If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. If you purchased shares through the fund’s transfer agent, you may sell them as explained below.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 as of the date of this prospectus.

Also, if conditions exist that make cash payments undesireable, the fund reserves the right to honor any request for redemption by making payments in whole or in part in securities. Additional information is available in the SAI.

Exchanging shares
You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds which currently offer them.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales

14	UBS Global Asset Management

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charge if you later sell the shares you acquired in the exchange. Each fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund. Certain other Family Funds may not offer each class of shares. There may not be a corresponding class of shares for you to exchange into in some Family Funds.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund’s transfer agent, you may exchange your shares as explained below.

The fund may modify or terminate the exchange privilege at any time.

Transfer agent
If you wish to invest in any of the Family Funds through the fund’s transfer agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.

You may also sell or exchange your shares by writing to the fund’s transfer agent. Your letter must include:

•	Your name and address;

•	Your account number;

•	The name of the fund whose shares you are selling and/or exchanging into;

•	The dollar amount or number of shares you want to sell and/or exchange; and

•	A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares of other Family Funds (along with a check), and letters requesting redemptions of shares or exchanges of shares of other Family Funds or the fund through the transfer agent, should be mailed to:

PNC Global Investment Servicing (U.S.) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

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UBS Money Market Fund

You do not have to complete an application when you make additional investments in the same fund.

Transfer of account limitations
If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, PNC Global Investment Servicing (U.S.) Inc. Please contact your broker or Financial Advisor, for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from PNC Global Investment Servicing (U.S.) Inc.

Should you decide to sell your shares of the fund in lieu of transfer, you will pay a deferred sales charge, if applicable. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.

Additional information about your account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

UBS Global AM (US) (not the fund) also may pay fees to entities that make shares of the fund available to others. The amount of these fees will be negotiated between UBS Global AM (US) and the entity.

Market timing
Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based

16	UBS Global Asset Management

UBS Money Market Fund

on market prices. For these reasons, the fund’s board of directors (“board”) has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices which may apply to exchanges from or into the fund. For more information about market timing policies and procedures for another UBS Global AM fund, please see that fund’s prospectus.

Pricing and valuation
The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund calculates net asset value on days that the New York Stock Exchange (the “NYSE”) is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund’s net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund receives your order.

If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

The fund’s board has delegated to a UBS Global AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the fund’s portfolio securities and other instruments may also result from thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which

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UBS Money Market Fund

influence the market in which the securities or instruments are purchased and sold.

The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such investment company will be its net asset value at the time the fund’s shares are priced. Each investment company (other than money market funds) calculates its net asset value based on the current market or other value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.

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Management

Investment advisor
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the fund’s investment advisor and administrator. UBS Global AM, a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 51 West 52nd Street, New York, NY 10019, is an investment advisor registered with the Securities and Exchange Commission. As of March 31, 2009, UBS Global AM had approximately $142 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG (“UBS”) and a member of the UBS Global Asset Management Division, which had approximately $507 billion in assets under management worldwide as of March 31, 2009. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Advisory fees
The fund paid advisory and administration fees to UBS Global AM for the most recent fiscal year at the annual contract rate of 0.50% of the fund’s average daily net assets. Fee waivers/expense reimbursements effectively resulted in the waiver of all of the advisory fees for such period. A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract is available in the fund’s semiannual report to shareholders for the fiscal period ended August 31, 2008.

Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, reorganize itself or its classes of shares or cease operations and liquidate.

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UBS Money Market Fund

Dividends and taxes

Dividends
The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have lower dividends than Class A shares.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund’s transfer agent if you invested in the fund through its transfer agent). Shares do not earn dividends on the day they are purchased but do earn dividends on the day they are sold.

While the fund declares dividends daily and pays them monthly, the amounts are rounded up or down each day with respect to an investor’s fund account to the nearest $0.01. As a result, fund account balances that earn daily dividends of less than one-half of one cent on any given day will not accrue dividends on that day.

Taxes
The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale or exchange of your fund shares so long as the fund maintains a share price of $1.00.

The fund may be required to withhold a 28% federal tax on all dividends payable to you

•	if you fail to provide your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the SAI.

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Disclosure of portfolio holdings

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The Forms N-Q and Forms N-CSR are available on the SEC’s Web site at http://www.sec.gov. The fund’s Forms N-Q and Forms N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q and semiannual and annual reports to shareholders from the fund upon request by calling 1-800-647 1568. Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

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UBS Money Market Fund

Financial highlights

The following financial highlights tables are intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

	Class A

	For the years ended February 28 or 29,

	2009		2008	2007	2006		2005

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income	0.011		0.040	0.039	0.017		0.006
Net realized gains (losses) from investment activities	0.000	(1)	0.000 (1)	—	(0.000	)(1)	—
Dividends from net investment income	(0.011)		(0.040)	(0.039)	(0.017)		(0.006)
Distributions from net realized gains from investment activities	(0.000	)(1)	—	—	—		(0.000	)(1)

Total dividends and distributions	(0.011)		(0.040)	(0.039)	(0.017)		(0.006)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return(2)	1.13%		4.07%	3.92%	1.72%		0.62%

Ratios/supplemental data:
Net assets, end of year (000’s)	$34,478		$19,346	$20,469	$10,380		$12,912
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	0.50%		0.95%	1.17%	1.86%		0.98%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.50%		1.97%	1.74%	1.86%		1.63%
Net investment income to average net assets	0.94%		3.86%	4.10%	1.69%		0.61%

(1)	Amount represents less than $0.0005 per share.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

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Class B

For the years ended February 28 or 29,

2009		2008	2007	2006		2005

$1.00		$1.00	$1.00	$1.00		$1.00

0.006		0.035	0.034	0.012		0.001

0.000	(1)	0.000 (1)	—	(0.000	)(1)	—
(0.006)		(0.035)	(0.034)	(0.012)		(0.001)

(0.000	)(1)	—	—	—		(0.000	)(1)

(0.006)		(0.035)	(0.034)	(0.012)		(0.001)

$1.00		$1.00	$1.00	$1.00		$1.00

0.62%		3.55%	3.41%	1.21%		0.12%

$1,218		$605	$521	$1,744		$6,422

1.04%		1.45%	1.92%	2.33%		1.41%

2.06%		2.65%	2.36%	2.33%		2.09%

0.45%		3.42%	3.24%	1.02%		0.12%

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UBS Money Market Fund

Financial highlights (concluded)

	Class C

	For the years ended February 28 or 29,

	2009		2008	2007	2006		2005

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income	0.006		0.035	0.033	0.012		0.001
Net realized gains (losses) from investment activities	0.000	(1)	0.000 (1)	—	(0.000	)(1)	—
Dividends from net investment income	(0.006)		(0.035)	(0.033)	(0.012)		(0.001)
Distributions from net realized gains from investment activities	(0.000	)(1)	—	—	—		(0.000	)(1)

Total dividends and distributions	(0.006)		(0.035)	(0.033)	(0.012)		(0.001)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return(2)	0.62%		3.56%	3.40%	1.19%		0.10%

Ratios/supplemental data:
Net assets, end of year (000’s)	$13,232		$5,377	$1,835	$1,709		$2,663
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	1.02%		1.45%	1.78%	2.40%		1.44%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	2.01%		2.41%	2.36%	2.40%		2.11%
Net investment income to average net assets	0.42%		3.26%	3.45%	1.19%		0.10%

(1)	Amount represents less than $0.0005 per share.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

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If you want more information about the fund, the following documents are available free upon request:
UBS Money Market Fund Prospectus June 29, 2009
Annual/semiannual reports
Additional information about the fund’s investments is available in its annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at
1-800-647 1568. You may also request other information about the fund and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551 8090. You can get copies of reports and other information about the fund:

• For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102; or

• Free, from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

UBS Master Series, Inc.—UBS Money Market Fund
Investment Company Act File No. 811-4448

©2009 UBS Global Asset Management (US) Inc.
All rights reserved.

Item No. S056

UBS Money Market Fund
Statement of Additional Information
June 29, 2009

51 West 52nd Street
New York, New York 10019-6114

UBS Money Market Fund is a diversified series of UBS Master Series, Inc., a professionally managed open-end investment company (“Corporation”).

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the investment advisor and administrator for the fund. UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) serves as principal underwriter for the fund. UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG. As the fund’s principal underwriter, UBS Global AM (US) selects dealers for the sale of fund shares.

Portions of the fund’s annual report to shareholders are incorporated by reference into this Statement of Additional Information (“SAI”). The annual report accompanies this SAI. You may obtain an additional copy of the annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the fund’s current prospectus, dated June 29, 2009. A copy of the prospectus may be obtained by calling your Financial Advisor or by calling the fund toll-free at 1-800-647 1568. This SAI is dated June 29, 2009.

The fund and its investment policies

The fund’s investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board of directors (“board”) without shareholder approval.

The fund’s investment objective is to provide maximum current income consistent with liquidity and conservation of capital. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) US and foreign government securities, (2) obligations of US and foreign banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are “First Tier Securities” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“rating agencies”), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of foreign issuers.

The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The fund’s investments, related risks and limitations — Investment limitations of the fund” for more information regarding borrowing. The fund may invest in the securities of other investment companies.

The fund’s investments, related risks and limitations

The following supplements the information contained in the fund’s prospectus and above concerning the fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

Yields and credit ratings of money market instruments; First Tier Securities.  The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund’s portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund’s board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

US government securities.  US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

Commercial paper and other short-term obligations.   The fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission (“SEC”). Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities.  The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See “The fund’s investments, related risks and limitations — Credit and liquidity enhancements.”

Variable and floating rate securities and demand instruments.  The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund’s investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See “The fund’s investments, related risks and limitations — Credit and liquidity enhancements.”

Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Auction rate and remarketed preferred stock.  The fund may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The fund’s investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See “The fund’s investments, related risks and limitations — Investments in other investment companies.”

Variable amount master demand notes.  The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Investing in foreign securities.  The fund’s investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund’s investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as domestic issuers. The fund’s investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.

Credit and liquidity enhancements.  The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

Illiquid securities.  The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the fund’s board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund’s portfolio and reports periodically on such decisions to the board.

UBS Global AM also monitors the fund’s overall holdings of illiquid securities. If the fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

Repurchase agreements.  The fund may enter into repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

Reverse repurchase agreements.  Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The fund’s investments, related risks and limitations — Segregated accounts.”

Counterparties.  The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

Operations risk.  The fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

When-issued and delayed delivery securities.  The fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund’s net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount to cover the commitment. The fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See “The fund’s investments, related risks and limitations — Segregated accounts.”

Investments in other investment companies.  The fund may invest in securities of other money market funds and certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund’s aggregate investments in other investment companies to no more than 10% of its total assets, subject to a number of exceptions under SEC rules. The fund’s investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and/or other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund’s liquidity. See also “The fund’s investments, related risks and limitations — Auction rate and remarketed preferred stock.”

Lending of portfolio securities.  The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in the fund’s interest.

State Street Bank and Trust Company has been approved to serve as lending agent and would receive fees for such services.

Segregated accounts.  When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Investment limitations of the fund

Fundamental investment limitations.  The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

The fund will not:

(1)	Purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

(2)	Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)	Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not part of, this fundamental restriction: the fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)	Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(5)	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)	Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(7)	Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Non-fundamental investment limitations.   The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

The fund will not:

(1)	Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

(2)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	Engage in short sales of securities or maintain a short position, except that the fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4)	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

Disclosure of portfolio holdings

Policies and procedures generally.   UBS Global AM and the fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the fund. UBS Global AM and the fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. The fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the fund’s portfolio holdings will not be made available to anyone outside of UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and the fund’s board determined that the fund has a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM’s procedures require that UBS Global AM Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or UBS Global AM Legal and Compliance Departments authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance Departments will periodically review how the fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and certain fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund’s shareholders.

Board oversight.  The fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the fund’s chief compliance officer of the portfolio holdings disclosure policies and procedures and the fund’s policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and the fund’s board reserve the right to amend the fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of the fund’s board.

Complete portfolio holdings — disclosure to service providers subject to confidentiality and trading restrictions.  UBS Global AM, for legitimate business purposes, may disclose the fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party’s custodian or transfer agent as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, “Service Providers”) to UBS Global AM and/or the fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information pursuant to the terms of the service agreement between the Service Provider and the fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel within the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings — disclosure to UBS Global AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions.  The fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM’s code of ethics, the fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the codes of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, transfer agent, custodian or securities lending agent to the fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or the fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the fund’s current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians or other third parties as necessary in connection with redemptions in kind of the fund’s shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings — arrangements to disclose to Service Providers and Fiduciaries.  As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the fund has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the fund are:

•	State Street Bank and Trust Company, the fund’s custodian, receives portfolio holdings information daily on a real-time basis.

•	Ernst & Young LLP, the fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information annually at a year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP.

•	Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The ratings agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that the fund may be included in each rating agency’s industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•	A limited number of financial printers used by the fund to print and file its annual and semi-annual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•	Institutional Shareholder Services Inc. receives portfolio holdings information daily on a real-time basis in connection with proxy voting and class action claims processing services provided to the fund.

Complete and partial portfolio holdings — disclosure to broker-dealers in the normal course of managing fund assets.   An investment advisor, administrator or custodian for the fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. The fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by the fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

Complete and partial portfolio holdings — disclosure as required by applicable law.  Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of the fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

Disclosure of non-material information.  Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of the fund that occurred after the most recent calendar-quarter end (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the fund. Nonexclusive examples of commentary and analysis about the fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

“Approved Representatives” include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings.   No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration.  The portfolio holdings disclosure policies and procedures prohibit the fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment advisor.

Organization of the Corporation; directors and officers;
principal holders and management ownership of securities

The Corporation was organized on October 29, 1985 as a Maryland corporation. The fund currently is the Corporation’s only operating series. The Corporation has authority to establish additional series and to issue 10 billion shares of common stock, par value $.001 per share. One billion of those shares are classified as shares of the fund.

The Corporation is governed by a board of directors, which oversees the fund’s operations and which is authorized to establish additional series. Each director serves an indefinite term of office. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Corporation’s board, including a majority of those directors who are not “interested persons” of the fund as that term is defined by the Investment Company Act (“Independent Directors”), determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the chairman of the board, until 2011. The tables below show, for each director (sometimes referred to as a “board member”) and executive officer, his or her name, address and age, the position held with the Corporation, the length of time served as a director or officer of the Corporation, the director’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.

Interested Director

Term of
		office† and		Number of
	Position(s)	length	Principal	portfolios in fund	Other
	held with	of time	occupation(s)	complex overseen	directorships
Name, address, and age	corporation	served	during past 5 years	by director	held by director

Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the
New York City Ballet.

Independent Directors

Term of
		office† and		Number of
	Position(s)	length	Principal	portfolios in fund	Other
	held with	of time	occupation(s)	complex overseen	directorships
Name, address, and age	corporation	served	during past 5 years	by director	held by director

Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and nominating and corporate governance committee).

Richard R. Burt; 62 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry).

Term of
		office† and		Number of
	Position(s)	length	Principal	portfolios in fund	Other
	held with	of time	occupation(s)	complex overseen	directorships
Name, address, and age	corporation	served	during past 5 years	by director	held by director

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

†	Each director holds office for an indefinite term. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Corporation’s board, including a majority of its Independent Directors, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011.
††	Professor Feldberg is deemed an “interested person” of the fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the fund may conduct transactions.

Officers

Term of
	Position(s)	office† and
	held with the	length of
Name, address, and age	corporation	time served	Principal occupation(s) during past 5 years

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of
	Position(s)	office† and
	held with the	length of
Name, address, and age	corporation	time served	Principal occupation(s) during past 5 years

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of
	Position(s)	office† and
	held with the	length of
Name, address, and age	corporation	time served	Principal occupation(s) during past 5 years

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of
	Position(s)	office† and
	held with the	length of
Name, address, and age	corporation	time served	Principal occupation(s) during past 5 years

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 35	Vice President	Since 2008	Mr. Sabatino is an executive director (since 2007) (prior to which he was a director) (since 2001) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of four investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of
	Position(s)	office† and
	held with the	length of
Name, address, and age	corporation	time served	Principal occupation(s) during past 5 years

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partners Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Term of
	Position(s)	office† and
	held with the	length of
Name, address, and age	corporation	time served	Principal occupation(s) during past 5 years

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

†	Officers are appointed by the directors and serve at the pleasure of the board.
*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Information about director ownership of fund shares
Aggregate dollar range of equity securities in
all registered investment companies overseen
by director for which UBS Global AM
	Dollar range of equity	or an affiliate serves as investment advisor,
Director	securities in fund†	sub-advisor or manager†

Interested director

Meyer Feldberg	None	None*

Independent directors

Richard Q. Armstrong	None	Over $100,000

Alan S. Bernikow	None	$50,001 – $100,000

Richard R. Burt	None	$50,001 – $100,000

Bernard H. Garil	None	Over $100,000

Heather R. Higgins	None	$50,001 – $100,000

†	Information regarding ownership is as of December 31, 2008.
*	In December 2008, Mr. Feldberg owned in excess of $100,000 in all registered investment companies for which he serves as a board member and for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. During a year-end reallocation of investments, his assets were reinvested in UBS-managed investments where Mr. Feldberg does not serve as a board member. Such assets were reinvested in funds he oversees in early 2009.

Committees
The Corporation has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent Directors. Alan S. Bernikow is chairman of the Audit Committee. The following Independent Directors are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil.

The Audit Committee is responsible for, among other things: (i) overseeing the scope of the fund’s audit; (ii) overseeing the fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of the fund’s independent auditors, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from the fund’s independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to the fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the fund’s audit or determining whether the fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fiscal year ended February 28, 2009, the Audit Committee held five meetings.

The Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing other such corporate governance functions as the board may authorize. The Nominating and Corporate Governance Committee met once in the year ended February 28, 2009.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee and Corporate Governance, Mr. Richard R. Burt, care of the Secretary of the Corporation at UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by the shareholders.

Information about independent director ownership of securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM
As of December 31, 2008, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Compensation
Each Independent Director receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and each in person special joint board meeting of the boards of those funds) actually attended. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS Global AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director receives, from the relevant fund, $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The board’s Chairman receives annually an additional $50,000; the chairperson of the Audit Committee receives annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent Directors who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated equally according to the number of such funds. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, an interested person of the fund but not by reason of affiliation with UBS Global AM, is compensated by UBS Global AM with respect to a fund unless the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a director who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s affiliates.

The table below includes certain information relating to the compensation of the Corporation’s current board members and the compensation of those board members from all funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated. Professor

Feldberg, an “interested person” of the fund, is compensated by UBS Global AM with respect to those funds for which UBS Global AM serves as advisor, sub-advisor or manager, except as discussed above.

Compensation table†
	Aggregate	Total compensation from
	compensation	the fund and the
Name of person, position	from the fund*	fund complex**

Richard Q. Armstrong, Director	$2,676	$251,400
Alan S. Bernikow, Director	2,384	235,400
Richard R. Burt, Director	2,502	225,400
Meyer Feldberg, Director††	0	190,750
Bernard H. Garil, Director	2,119	203,400
Heather R. Higgins, Director	2,119	203,400

†	Except as discussed above only Independent Directors were compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager.

††	Professor Feldberg is an “interested person” of the fund by virtue of his position as senior advisor with Morgan Stanley. The compensation amounts listed in the compensation table for Professor Feldberg represent only (1) those amounts paid by other funds within the Fund Complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager, and (2) funds within the Fund Complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation, as discussed above. Professor Feldberg is compensated by UBS Global AM with respect to his service on the fund’s board.

*	Represents fees paid to each director during the fiscal year ended February 28, 2009.

**	Represents fees paid during the calendar year ended December 31, 2008 to each board member by: (a)17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, and Garil and Ms. Higgins; and (b) 30 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities
As of June 1, 2009, directors and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

As of June 1, 2009, the Corporation’s records showed the following shareholders as owning 5% or more of a class of its shares. As of June 1, 2009, UBS Financial Services Inc. owns of record 99.58% of the Class A shares, 91.23% of the Class B shares and 99.57% of the Class C shares of the fund. Except as listed below, the Corporation does not know of any other person who owns beneficially 5% or more of any class of its shares.

Percentage of shares
beneficially owned
Name and address*	as of June 1, 2009

Class B
UBS FINANCIAL SERVICES INC. FBO	15.46%
JOHN P. FONDE, JR. AND MARY GORDON SMITH FONDE

UBS FINANCIAL SERVICES INC. FBO	9.8
KATHLEEN E KELLY

UBS FINANCIAL SERVICES INC. FBO	6.15
GLYNDA BRINSON GAUSNELL

UBS FINANCIAL SERVICES INC. CUST	5.46
DARLENE MARIE DUHON

UBS FINANCIAL SERVICES INC. CUST	5.32
KAREN MCLAUGHLIN

CITIGROUP GLOBAL MARKETS INC.	5.15

*	The shareholders listed above may be contacted c/o UBS Global Asset Management (US) Inc., Attn: Compliance Dept., 51 West 52nd Street, New York, NY 10019-6114.

Investment advisory, administration and principal underwriting arrangements

Investment advisory and administration arrangements.  UBS Global AM acts as the investment advisor and administrator to the fund pursuant to a contract (“Advisory and Administration Contract”) with the Corporation. Under the Advisory and Administration Contract, the fund pays UBS Global AM a fee, computed daily and paid monthly, at the annual rate of 0.50% of its average daily net assets.

During the fiscal years ended February 28, 2009 and February 29, 2008, UBS Global AM earned (or accrued) advisory fees in the amount of $149,426 and $81,888, respectively. For the period from April 1, 2006 through February 28, 2007, UBS Global AM earned (or accrued) investment advisory and administrative fees of $97,101 under the Advisory and Administration Contract. Under a predecessor agreement that was substantially similar to the Advisory and Administration Contract, during the period from March 1, 2006 through March 31, 2006 UBS Global AM (US), the fund’s prior investment advisor and administrator, earned (or accrued) investment advisory and administrative fees of $5,703. For the fiscal years ended February 28, 2009 and February 29, 2008, UBS Global AM voluntarily waived $149,426 and $81,888, of its investment advisory and administrative fees and reimbursed expenses of $147,272 and $84,312, respectively. For the period from April 1, 2006 through February 28, 2007, UBS Global AM voluntarily waived $85,522 of its investment advisory and administrative fees and reimbursed expenses of $30,303, respectively. For the period from March 1, 2006 through March 31, 2006, UBS Global AM (US) voluntarily waived $0 of its investment advisory and administrative fees and reimbursed expenses of $0.

Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Global AM. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Global AM; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund’s shares under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not interested persons (as defined in the Investment Company Act) of the Corporation or UBS Global AM; (6) all expenses incurred in connection with the board members’ services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (13) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (16) the cost of investment company literature and other publications provided to board members and officers; and (17) costs of mailing, stationery and communications equipment.

Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or the fund in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from its reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund’s outstanding voting securities on 60 days’ written notice to UBS Global AM, or by UBS Global AM on 60 days’ written notice to the Corporation.

Securities lending.  During the fiscal year ended February 28, 2009, the fund earned $908 for lending securities. The fund did not loan securities for the fiscal years ended February 28 or 29, 2008 and 2007.

Personal trading policies.  The fund and UBS Global AM each have adopted a code of ethics under Rule 17j-1 under the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

Proxy voting policies.  The fund’s board believes that the voting of proxies on securities held by the fund is an important element of the overall investment process. As such, the board has delegated the responsibility to vote such proxies to UBS Global AM. Following is a summary of UBS Global AM’s proxy voting policy.

You may obtain information about the fund’s proxy voting decisions, without charge, online on the fund’s Web site (www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC’s Web site (www.sec.gov) for the most recent 12-month period ending June 30th for which an SEC filing has been made.

UBS Global AM’s proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Transfer agency related services.  UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.) (“PNC”), the fund’s transfer agent, and is compensated for these services by PNC, not the fund.

For the year ended February 28, 2009, UBS Financial Services Inc. received from PNC, not the fund, $15,342 of the total transfer agency and related services fees paid by the fund to PNC.

Principal underwriting arrangements.  UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”), 51 West 52nd Street, New York, New York 10019-6114, acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract with the Corporation (“Principal Underwriting Contract”). The Principal Underwriting Contract requires UBS Global AM (US) to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM (US) may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares.

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of a fund, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from sales charges on such shares, Rule 12b-1 fees collected from the fund and/or UBS Global AM (US)’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts) and are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in the fund and the return on that investment will be unaffected by these revenue sharing payments, which are in addition to amounts paid by the fund in connection with the distribution arrangement discussed above. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised or sub-advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)’s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

To the extent permitted by applicable law, revenue sharing payments may take other forms or may be paid for other reasons. Investors should note that such payments may be more or less than the compensation on similar or other investments that your Financial Intermediary receives and may thus influence your Financial Intermediary to present or recommend the fund. You should ask your Financial Intermediary about any payment it receives from UBS Global AM (US) and any services provided.

Financial Intermediaries may be paid a sub-transfer agency or related fee out of fund assets similar to that which the fund otherwise would have paid the fund’s transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments also are often referred to as “revenue sharing.” Such expenses, to the extent they are fund expenses, are included in the annual operating expenses set forth in the fund’s prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

Under separate plans pertaining to the Class A, Class B and Class C shares of the fund adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, respectively, the “Class A Plan,” “Class B Plan” and “Class C Plan,” and collectively, “Plans”), the fund pays UBS Global AM (US) a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the class of shares. Under the Class B and the Class C Plans, the fund also pays UBS Global AM (US) a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the applicable class of shares.

UBS Global AM (US) uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by each dealer. Each dealer then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

UBS Global AM (US) uses the distribution fees under the Class B and Class C Plans to offset marketing costs attributable to those classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. UBS Global AM (US) also may use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the distribution activities of UBS Global AM (US). Because fund shares may be acquired only through an exchange of shares of other funds for which UBS Global AM (US) or certain of its affiliates serves as principal underwriter, UBS Global AM (US) does not pay commissions to dealers for selling fund shares.

UBS Global AM (US) receives the proceeds of the deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that the fund must pay service and distribution fees to UBS Global AM (US) for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if the service or distribution expenses of UBS Global AM (US) exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if service or distribution expenses of UBS Global AM (US) are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the sole responsibility of UBS Global AM (US) and not that of the fund. Annually, the board reviews the Plans and the corresponding expenses of UBS Global AM (US) for each class of fund shares separately from the Plans and expenses attributable to the other classes of shares.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not “interested persons” of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not “interested persons” of the Corporation shall be committed to the discretion of the board members who are not “interested persons” of the Corporation.

In reporting amounts expended under the Plans to the board members, UBS Global AM (US) allocates expenses attributable to the sale of each class of the fund’s shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund’s shares will not be used to subsidize the sale of any other class of fund shares.

During the fiscal year ended February 28, 2009, the fund paid (or accrued) service and/or distribution fees to UBS Global AM (US) under the Plans as follows: Class A—$52,069, Class B—$6,502 and Class C—$61,430.

UBS Global AM (US) estimates that it and its affiliates incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended February 28, 2009:

	Class A	Class B	Class C

Amortization of commissions from exchanged fund/distribution fees paid to financial advisors	$31,277	$20,830	$23,399
Marketing and advertising	52,255	2,308	21,437
Printing of prospectuses and SAIs	349	15	137
Branch network costs allocated and interest expense	37,457	1,872	15,076
Service fees paid to financial advisors	21,401	892	7,845

“Marketing and advertising” includes various internal costs allocated by UBS Global AM (US) to its efforts at distributing the fund’s shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of UBS Global AM (US). “Branch network costs allocated and interest expense” consist of an allocated portion of the expenses of various departments involved in the distribution of the fund’s shares, including the retail branch system of UBS Financial Services Inc., the primary dealer for the fund’s shares during this period.

In approving the Class A Plan, the Class B Plan and the Class C Plan, the board considered all the features of the distribution system and the anticipated benefits to the fund and its shareholders. With regard to each Plan, the board considered (1) the benefit to the fund and its shareholders of the fund being available as an exchange vehicle for shares of the corresponding class of other funds for which UBS Global AM (US) serves as principal underwriter, (2) the advantages to the shareholders of economies of scale resulting from growth in the fund’s assets and potential continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM (US), (4) the services provided by dealers pursuant to each dealer agreement with UBS Global AM (US), and (5) the shareholder service-related expenses and costs of UBS Global AM (US) and, for Class B and Class C shares, distribution-related expenses and costs.

With respect to each Plan, the board considered all compensation that UBS Global AM (US) would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, distribution fees and deferred sales charges. The board also considered the benefits that would accrue to UBS Global AM (US) or its affiliates under each Plan in that UBS Global AM (US) would receive service and distribution fees (and its affiliate UBS Global AM advisory and administration fees) that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

UBS Global AM (US) earned the following deferred sales charges paid upon certain redemptions of shares for the fiscal year ended February 28, 2009:

Class A	$2,216
Class B	3,768
Class C	3,850

Portfolio transactions

The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

During the fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

As of February 28, 2009, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

Issuer	Type of security	Valule

Barclays Bank PLC	Repurchase agreement	$10,000,000
Deutsche Bank Securities, Inc.	Repurchase agreement	13,800,000
State Street Bank & Trust Co.	Repurchase agreement	27,000

Additional exchange and redemption information; reduced sales charges; other services

Waivers of deferred sales charges—Class B shares.  Among other circumstances, the deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

Additional exchange and redemption information.  As discussed in the Prospectus, shares of the fund may be exchanged for shares of the corresponding class of most other Family Funds (as defined in the Prospectus).

Shareholders will receive at least 60 days’ notice of any termination or material modification of the exchange privilege, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by it and valued in the same way as they would be valued for purposes of computing the fund’s net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange (“NYSE”) is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of the fund’s portfolio at the time.

Financial institutions.  The fund may authorize financial institutions or their delegates or agents to accept on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund’s net asset value next computed after receipt of the order by the financial institutions or their agents.

Automatic cash withdrawal plan.  The automatic cash withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•	Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

•	Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semiannual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the automatic cash withdrawal plan will not be subject to a deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends in cash may not participate in the plan.

An investor’s participation in the automatic cash withdrawal plan will terminate automatically if the “Initial Account Balance” (a term that means the value of the fund account at the time the investor elects to participate), less aggregate redemptions made other than pursuant to the plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities. On or about the 20th of a month for monthly, quarterly, semiannual and annual plans, your Financial Advisor will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the automatic cash withdrawal plan. The payments generally are mailed approximately five Business Days (defined under “Valuation of Shares”) after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends, a shareholder’s investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the automatic cash withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to your Financial Advisor or PNC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PNC. Shareholders may request the forms needed to establish an automatic cash withdrawal plan from their Financial Advisors or PNC at 1-800-647 1568.

Individual retirement accounts.  Self-directed IRAs may be available through your Financial Advisor through which investments may be made in shares of the fund, as well as in other investments. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Conversion of Class B shares

Class B shares will automatically convert to Class A shares, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under “Valuation of Shares”) of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean the date of issuance of the original Class B shares of the Family Funds that were exchanged (directly or through a series of exchanges) for the fund’s Class B shares. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares of the fund or of those other Family Funds are held in a separate sub-account. Each time any Class B shares in the shareholder’s regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder’s Class B shares converting to Class A shares bears to the shareholder’s total Class B shares not acquired through dividends and other distributions.

Valuation of shares

The fund determines its net asset value separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Net asset value will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (“the Rule”) under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

The fund’s board has established procedures (“Procedures”) for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

Taxes

Backup withholding.  The fund is required to withhold up to 28% of all dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS Global AM with a correct taxpayer identification number or who otherwise are subject to backup withholding.

Conversion of Class B shares.  A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

Qualification as a regulated investment company.  The fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders in each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain), determined without regard to any deduction for dividends paid (“Distribution Requirement”) and any net tax-exempt income must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in certain other assets. By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of the investment company taxable income that it distributes to shareholders.

If the fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Taxes on fund distributions.  Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in fund shares. Distributions of net investment income received by the fund from investments in debt securities and any net realized short-term capital gains distributed by the fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations. Due to its investment strategy, the fund will not typically derive net long-term capital gains.

Although current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on certain qualifying dividend income, distributions from funds such as the fund investing primarily in bonds and other debt instruments will not generally qualify for the lower tax rates. Distributions to foreign investors will generally be subject to US withholding tax at a rate of 30% (or a lower rate under an applicable tax treaty).

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Global Asset Management”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS
UBS Global Asset Management is a large asset management firm with approximately $507 billion in assets under management worldwide as of March 31, 2009.(1) UBS Global Asset Management offers a full range of equity, fixed income, cash management, asset allocation and alternative asset class investment management styles with representation in both retail and institutional channels, in the United States and in non-U.S. markets. UBS Global Asset Management has more than 3,800 employees in 25 countries and maintains a presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the fund, are engaged in businesses and have interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the fund. This section sets forth considerations of which investors in the fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global Asset Management that could disadvantage the fund. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management’s and UBS’ other businesses and interests.

Potential conflicts relating to portfolio decisions and the allocation of investment opportunities

UBS’ other activities may have an impact on the fund.  UBS Global Asset Management makes decisions for the fund in accordance with its obligations as investment advisor to the fund. However, UBS’ other activities may, at the same time, have a negative impact on the fund. As a result of the various activities and interests of UBS, it is likely that the fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information

(1)	UBS Global Asset Management (Americas) Inc. manages approximately $142 billion as of March 31, 2009.

in respect of markets and investments, which, if known to UBS Global Asset Management, might cause UBS Global Asset Management to seek to dispose of, retain or increase interests in investments held by the fund or acquire certain positions on behalf of the fund. UBS will be under no duty to make any such information available to the fund or personnel of UBS Global Asset Management making investment decisions on behalf of the fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the fund’s investment objective and subject to compliance with applicable law, UBS Global Asset Management may purchase securities for the fund during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global Asset Management will be current investors in companies engaged in an offering of securities which UBS Global Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management’s affiliates acting as a selling shareholder. UBS Global Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares.  UBS, its personnel and other financial service providers, have interests in promoting sales of the fund. UBS Global Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the fund, subject to UBS Global Asset Management’s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the fund and/or from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the fund, or who engage in transactions with or for the fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultants’ points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the fund may receive fees from UBS or the fund in connection with the distribution of shares in the fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the fund or that may recommend investments in the fund. In addition, UBS, including UBS Global Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the fund or other dealings with the fund that create incentives for them to promote the fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global Asset Management may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the fund. The additional payments by UBS Global Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global Asset Management may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements”for more information.

Potential conflicts relating to the allocation of investment opportunities among the fund and other UBS accounts.  UBS Global Asset Management manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the fund, UBS Global Asset Management may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The fund and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global Asset Management nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the fund invests.

Other potential conflicts relating to the management of the fund by UBS Global Asset Management

Potential restrictions and issues relating to information held by UBS.  From time to time and subject to UBS Global Asset Management’s policies and procedures regarding information barriers, UBS Global Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the fund, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of the fund in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the fund and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the fund. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global Asset Management, and have adverse effects on the fund.

Potential conflicts relating to UBS’ and UBS Global Asset Management’s proprietary activities and activities on behalf of other accounts.  Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the fund. UBS and one or more Client Accounts may buy or sell positions while the fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund. For example, an equity fund (but not this money market fund) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund’s detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the fund. To reduce the possibility that the fund will be materially adversely affected by the personal or proprietary trading described above, the fund, UBS and UBS Global Asset Management, have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions. Please see the section entitled “Personal trading policies” for more detailed information regarding these policies and procedures.

Gifts and entertainment.   From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the fund, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the fund, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the fund.

UBS may in-source or outsource.  Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates
UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global Asset Management are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities.

UBS Global Asset Management’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and its advisory affiliates, UBS Global Asset Management and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global Asset Management’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global Asset Management’s clients may benefit advisory affiliates and their clients. UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global Asset Management’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

Potential regulatory restrictions on investment advisor activity
From time to time, the activities of the fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the fund wishes to purchase or sell. The larger UBS Global Asset Management’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global Asset Management on behalf of the fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global Asset Management on behalf of the fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the fund and/or that engage in transactions in the same types of securities, currencies and instruments as the fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the fund invests, which could have an adverse impact on the fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the fund. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the fund.

The results of the fund’s investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the fund. Moreover, it is possible that the fund will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the fund’s activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the fund. Additionally, the fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the fund should be aware.

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the fund, and such party may have no incentive to assure that the fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the fund may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the fund invests or which may be based on the performance of the fund. The fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the fund. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the fund. To the extent affiliated transactions are permitted, the fund will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the fund. The fund’s use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the fund. Increasing the fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the fund’s expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the fund acquired for their own accounts. A large redemption of shares of the fund by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the fund, which might have an adverse effect on the fund’s investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on the fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The fund also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the fund and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for the fund, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS’ activities may limit the fund’s flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the fund.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global Asset Management may buy for the fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the fund. For example, the fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global Asset Management relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global Asset Management will make proxy voting decisions as it believes appropriate and in accordance with UBS Global Asset Management’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global Asset Management with respect to the fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global Asset Management’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Investment Advisers Act of 1940, UBS Global Asset Management is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global Asset Management. A copy of Part I of UBS Global Asset Management’s Form ADV is available on the SEC’s Web site (www.adviserinfo.sec.gov). A copy of Part II of UBS Global Asset Management’s Form ADV is available upon request.

Other information

Classes of shares.  The fund consists of Class A shares, Class B shares and Class C shares. A share of each class of the fund represents an interest in the fund’s investment portfolio and has similar rights, privileges and preferences. Each class may differ with respect to distribution and/or service fees, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B and Class C shares will differ.

Voting rights.  Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

The fund does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation’s outstanding shares.

Class-specific expenses. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Prior names.   Prior to April 8, 2002 the name of the Corporation was Brinson Master Series, Inc., and the fund’s name was Brinson Money Market Fund. Prior to May 9, 2001, the Corporation’s name was PaineWebber Master Series, Inc., and the fund’s name was PaineWebber Money Market Fund.

Custodian and recordkeeping agent; transfer and dividend agent.  State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for the fund. PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.) (“PNC”), a subsidiary of PNC Bank, N.A., serves as the fund’s transfer and dividend disbursing agent. PNC is located at 400 Bellevue Parkway, Wilmington, DE 19809.

Counsel.  The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, LLP 787 Seventh Avenue, New York, NY 10019, serves as independent counsel to the Independent Directors.

Independent registered public accounting firm.  Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the fund’s independent registered public accounting firm.

Financial statements

The fund’s annual report to shareholders for its last fiscal year ended February 28, 2009 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by this reference.

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You should rely only on the information contained or referred to in the prospectus and this Statement of Additional Information. The fund and its principal underwriter have not authorized anyone to provide you with information that is different. The prospectus and this Statement of Additional Information are not an offer to sell shares of the fund in any jurisdiction where the fund or its principal underwriter may not lawfully sell those shares.

©2009 UBS Global Asset Management (US) Inc.
All rights reserved.
Item No. S031

PART C.  OTHER INFORMATION

Item 23.      Exhibits

(1)	(a)	Restated Articles of Incorporation 1/

	(b)	Articles of Amendment dated May 9, 2001 2/

	(c)	Certificate of Correction dated May 18, 2001 2/

	(d)	Articles Supplementary to the Restatement of Articles of Incorporation 3/

	(e)	Articles of Amendment dated February 15, 2002 and effective as of April 8, 2002 4/

(2)	(a)	Restated By-Laws 1/

	(b)	Certificate of Amendment to Restated By-Laws 3/

	(c)	Certificate of Amendment to Restated By-Laws dated February 15, 2002 and effective as of April 8, 2002 4/

	(d)	Certificate of Amendment to Restated By-Laws dated February 5, 2007 5/

	(e)	Certificate of Amendment to Restated By-Laws dated February 22, 2008 6/

	(f)	Certificate of Amendment to Restated By-Laws effective as of May 6, 2009 (filed herewith)

(3)	Instruments defining the rights of holders of the Registrant’s common stock 7/

(4)	(a)	Investment Advisory and Administration Contract 8/

	(b)	Master Transfer and Novation Agreement with respect to Investment Advisory and Administration Contracts, dated as of April 1, 2006 9/

(5)	(a)	Principal Underwriting Contract 10/

	(b)	Dealer Agreement with UBS Financial Services Inc. 3/

	(c)	Form of Selected Dealer Agreement 10/

(6)	Bonus, profit sharing or pension plans - none

(7)	(a)	Custodian Agreement 1/

	(b)	Amendment to Custody Contract 10/

(8)	(a)	Transfer Agency Agreement 1/

	(b)	Amendment to the Transfer Agency Agreement 10/

	(c)	Amendment to the Transfer Agency Agreement 11/

	(d)	Amendment to the Transfer Agency Agreement 6/

(9)	Opinion and consent of counsel (filed herewith)

(10)	Other opinions, appraisals, rulings and consents: Consent of Registered Public Accounting Firm - Ernst & Young LLP (filed herewith)

(11)	Financial statements omitted - none

(12)	Letter of investment intent 1/

(13)	(a)	Shareholder Services Plan pursuant to Rule 12b-1 with respect to Class A Shares 10/

	(b)	Plan of Distribution pursuant to Rule 12b-1 with respect to Class B Shares 3/

(c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C Shares 3/

(14)	Multiple Class Plan pursuant to Rule 18f-3 3/

(15)	Code of Ethics - Not applicable. The Fund is a money market fund.

(16)	Powers of Attorney for Messrs. Armstrong, Bernikow, Burt, Disbrow, Feldberg, Garil and Sotorp and Ms. Higgins 6/

1/	Incorporated by reference from Post-Effective Amendment No. 34 to the Registrant’s registration statement, SEC File No. 33-2524, filed June 29, 1998.

2/	Incorporated by reference from Post-Effective Amendment No. 44 to the Registrant’s registration statement, SEC File No. 33-2524, filed June 27, 2001.

3/	Incorporated by reference from Post-Effective Amendment No. 45 to the Registrant’s registration statement, SEC File No. 33-2524, filed October 31, 2001.

4/	Incorporated by reference from Post-Effective Amendment No. 46 to the Registrant’s registration statement, SEC File No. 33-2524, filed June 27, 2002.

5/	Incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 33-2524, filed June 28, 2007.

6/	Incorporated by reference from Post-Effective Amendment No. 53 to the Registrant’s registration statement, SEC File No. 33-2524, filed June 27, 2008.

7/	Incorporated by reference from Articles Sixth, Seventh, Eighth, Eleventh and Twelfth of the Registrant ’s Restated Articles of Incorporation and from Articles II, VIII, X, XI and XII of the Registrant’s Restated By-Laws.

8/	Incorporated by reference from Post-Effective Amendment No. 51 to the Registrant’s registration statement, SEC File No. 33-2524, filed June 27, 2006.

9/	Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of UBS PACE Select Advisors Trust, SEC File No. 33-87254, filed April 3, 2006.

10/	Incorporated by reference from Post-Effective Amendment No. 47 to the Registrant’s registration statement, SEC File No. 33-2524, filed June 30, 2003.

11/	Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of UBS RMA Money Fund Inc., SEC File No. 002-78309, filed August 30, 2004.

Item 24.	Persons Controlled by or Under Common Control with Registrant

None.

Item 25.	Indemnification

            Article Eleventh of the Restated Articles of Incorporation, as amended, provides that the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages to the maximum extent permitted by applicable law. Article Eleventh also provides that any repeal or modification of Article Eleventh or adoption or modification of any other provision of the Articles or By-Laws inconsistent with

Article Eleventh shall not adversely affect any limitation of liability of any director or officer of the Registrant with respect to any act or failure to act which occurred prior to such repeal, modification or adoption.

            Article Eleventh of the Restated Articles of Incorporation, as amended, and Section 10.01 of Article X of the Restated By-Laws provide that the Registrant shall indemnify and advance expenses to its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the fullest extent permitted by law.

            Section 10.02 of Article X of the Restated By-Laws, as amended, further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a director, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or out of his status as such whether or not the Registrant would have the power to indemnify him against such liability.

            Section 9 of the Investment Advisory and Administration Contract (“Advisory Contract”) provides that UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith or gross negligence of UBS Global AM in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Section 9 further provides that any person, even though also an officer, partner, employee or agent of UBS Global AM, who may be or become an officer, director, employee or agent of Registrant shall be deemed, when rendering services to the Registrant or acting with respect to any business of the Registrant, to be rendering such service to or acting solely for the Registrant and not as an officer, partner, employee, or agent or one under the control or direction of UBS Global AM even though paid by it.

            Section 9 of the Principal Underwriting Contract provides that the Registrant will indemnify UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) and its officers, directors or controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM (US) to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended (“1933 Act”). Section 9 of the Principal Underwriting Contract also provides that UBS Global AM (US) agrees to indemnify, defend and hold the Registrant, its officers and directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM (US) for use in the Registration Statement or arising out of an agreement between UBS Global AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM (US) in connection with the Principal Underwriting Contract.

            Section 9 of the Dealer Agreement with UBS Financial Services Inc. (“UBS Financial Services”) contains provisions similar to Section 9 of the Principal Underwriting Contract, with respect to UBS Financial Services. Section 13 of the Form of Selected Dealer Agreement also contains provisions similar to Section 9 of the Principal Underwriting Contract with respect to the applicable dealer.

            Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of Investment Advisor

             UBS Global AM, a Delaware corporation, is a registered investment advisor and is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of certain executive officers and each director of UBS Global AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.) Each of UBS Global AM’s officers not disclosed below is dual-hatted, and holds the same office with UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) as he or she holds with UBS Global AM.

Name	Position(s) Held with	Other Substantial Business,
	UBS Global AM	Profession, Vocation or Employment

Joseph J. Allessie	Executive Director, Deputy General Counsel, and Assistant Secretary	Deputy General Counsel, Executive Director and Assistant Secretary of UBS Global AM (US)

Mark F. Kemper	Managing Director, Secretary and Head of Legal – Americas	Managing Director, Secretary and Head of Legal – Americas of UBS Global AM (US)

Barry M. Mandinach	Board Director, Vice President, Chief Marketing Officer – Americas and Managing Director	Board Director, President and Chief Marketing Officer – Americas and Managing Director and President of UBS Global AM (US)

Joseph McGill	Managing Director and Chief Compliance Officer – Americas	Managing Director and Chief Compliance Officer – Americas of UBS Global AM (US)

John Moore	Board Director, Managing Director, Treasurer and Head of Financial Control – Americas	Board Director, Managing Director, Treasurer and Head of Financial Control – Americas of UBS Global AM (US)

Eric Sanders	Director (Non-Board), Associate General Counsel and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Kai R. Sotorp	Board Director, President and Head of the Americas and Member – UBS Group Managing Board	Board Director and Vice President of UBS Global AM (US) and Member of the UBS Group Managing Board

Keith Weller	Executive Director, Senior Associate General Counsel and Assistant Secretary	Executive Director, Senior Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Item 27.      Principal Underwriter

a)	UBS Global AM (US) serves as principal underwriter or placement agent for the following other investment companies:

MASTER TRUST
SMA RELATIONSHIP TRUST
THE UBS FUNDS
UBS CASHFUND INC.
UBS INDEX TRUST
UBS INVESTMENT TRUST
UBS MANAGED MUNICIPAL TRUST
UBS MONEY SERIES
UBS MUNICIPAL MONEY MARKET SERIES
UBS PACE SELECT ADVISORS TRUST
UBS RMA MONEY FUND, INC.
UBS RMA TAX-FREE FUND, INC.
UBS SERIES TRUST

b)            UBS Global AM (US) is the Registrant’s principal underwriter. The directors and certain principal executive officers of UBS Global AM (US), their principal business addresses, and their positions and offices with UBS Global AM (US), are identified below along with those directors and officers of UBS Global AM (US) who also serve as directors or officers of the Registrant. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Position(s) Held
Name and Address	With Registrant	Positions and Offices with Underwriter or Dealer

Joseph J. Allessie*	Vice President and Assistant Secretary	Executive Director, Deputy General Counsel, Secretary of UBS Global AM (US)

Thomas Disbrow*	Vice President and Treasurer	Executive Director and Head of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Michael Flook*	Vice President and Assistant Treasurer	Associate Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Mark F. Kemper**	Vice President and Secretary	Managing Director, Secretary and Head of Legal – Americas of UBS Global AM (US)

Joanne M. Kilkeary*	Vice President and Assistant Treasurer	Director (non-Board) and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Tammie Lee*	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Steven J. LeMire*	Vice President and Assistant Treasurer	Director (Non-Board) and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Barry M. Mandinach*	None	Board Director, President, Chief Marketing Officer – Americas and Managing Director of UBS Global AM (US)

Joseph McGill*	Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer – Americas of UBS Global AM (US)

John Moore**	None	Board Director, Managing Director, Treasurer and Head of Financial Control – Americas of UBS Global AM (US)

Nancy D. Osborn*	Vice President and Assistant Treasurer	Associate Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Robert Sabatino**	Vice President	Director and Portfolio Manager of UBS Global AM (US)

Eric Sanders*	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Andrew Shoup*	Vice President and Chief Operating Officer	Managing Director and Senior Member of the Global Treasury Administration Department of UBS Global AM (US)

Kai R. Sotorp**	President	Board Director, Head—Americas and Member of the UBS Group Managing Board

Keith A. Weller*	Vice President and Assistant Secretary	Executive Director, Senior Associate General Counsel and Assistant Secretary of UBS Global AM (US)

* This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

c) None.

Item 28.        Location of Accounts and Records

                 The books and other documents required by: (i) paragraphs (b)(4), (c) and (d) of Rule 31a-1, and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM, at 51 West 52nd Street, New York, New York 10019-6114. Certain information required by Rule 31a-1(b)(1) to be maintained by a money market fund is maintained in the possession of UBS Global AM at 51 West 52nd Street, New York, New York 10019-6114 and at One North Wacker Drive, Chicago, IL 60606-6114, c/o Compliance Department. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s transfer agent and custodian.

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of June, 2009.

UBS MASTER SERIES, INC.

By:	/s/ Keith A. Weller
Keith A. Weller
Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Richard Q. Armstrong	Director and Chairman of the	June 26, 2009
Richard Q. Armstrong*	Board of Directors

/s/ Alan S. Bernikow	Director	June 26, 2009
Alan S. Bernikow*

/s/ Richard R. Burt	Director	June 26, 2009
Richard R. Burt*

/s/ Thomas Disbrow	Vice President and Treasurer	June 26, 2009
Thomas Disbrow

/s/ Meyer Feldberg	Director	June 26, 2009
Meyer Feldberg*

/s/ Bernard H. Garil	Director	June 26, 2009
Bernard H. Garil*

/s/ Heather R. Higgins	Director	June 26, 2009
Heather R. Higgins*

/s/ Kai R. Sotorp	President	June 26, 2009
Kai R. Sotorp*

*	Signatures affixed by Stephen T. Cohen pursuant to Powers of Attorney dated November 14, 2007 and filed herewith.

EXHIBIT INDEX

Exhibit (2)(f)	Certificate of Amendment to Restated By-Laws effective as of May 6, 2009

Exhibit (9)	Opinion and consent of counsel

Exhibit (10)	Other opinions, appraisals, rulings and consents: Consent of Registered Public Accounting Firm - Ernst & Young LLP